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                                                                   EXHIBIT 99.2



                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
             OUTSTANDING 10 1/2% SENIOR SUBORDINATED NOTES DUE 2006
                                       OF
                             ATRIUM COMPANIES, INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED ___________, 1996

         As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for outstanding 10 1/2% Senior Subordinated Notes due 2006 (the "Old Notes") of International Home Foods, Inc. are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

================================================================================

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

                        By Registered or Certified Mail,
                        by Overnight Courier or by Hand:

                    United States Trust Company of New York
                                  P.O. Box 844
                         Attn: Corporate Trust Services
                                 Cooper Station
                         New York, New York  10276-0844

                                    By Hand:
                    United States Trust Company of New York
                                  111 Broadway
                                  Lower Level
                         Attn: Corporate Trust Services
                            New York, New York 10006

                             By Overnight Courier:
                    United States Trust Company of New York
                            770 Broadway, 13th Floor
                            New York, New York 10003
                        Attn:  Corporate Trust Services
                                 By Facsimile:

                                 (212) 420-6152
                             Confirm by Telephone:
                                 (800) 548-6565

  (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

         DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         The undersigned hereby tenders to Atrium Companies, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated ________________, 1996 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $__________________________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

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Name(s) of Registered Holder(s):
                                -----------------------------------------------
                                            (Please Type or Print)

Address:
        -----------------------------------------------------------------------

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Area Code & Telephone No.:
                          -----------------------------------------------------

Certificate Number(s) for
Old Notes (if available):
                         ------------------------------------------------------

Total Principal Amount
Tendered and Represented
by Certificate(s): $
                    -----------------------------------------------------------


Signature of Registered Holder(s):
                                  ---------------------------------------------

Dated:
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[ ]   The Depository Trust Company
      (Check if Old Notes will be tendered
      by book-entry transfer)


Account Number:
               ----------------------------------------------------------------

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             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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                                   GUARANTEE
                    (Not to be used for signature guarantee)


         The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


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Name of Firm:
             ------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

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Air Code and Telephone No.:
                           ----------------------------------------------------

Authorized Signature:
                     ----------------------------------------------------------
Name:
     --------------------------------------------------------------------------

Title:
      -------------------------------------------------------------------------

Dated:
      -------------------------------------------------------------------------

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NOTE:    DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM.  CERTIFICATES OF
         OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.





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